This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                           $779,262,000 (APPROXIMATE)          DECEMBER 22, 1998
                      GS MORTGAGE SECURITIES CORPORATION II
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C1

APPROXIMATE SECURITIES STRUCTURE:
                                            EXPECTED
                     APPROXIMATE  EXPECTED  WEIGHTED
        EXPECTED    FACE/NOTIONAL  CREDIT    AVERAGE     EXPECTED
CLASS     RATING       AMOUNT     SUPPORT     LIFE       PAYMENT
  (A)  (S&P/MOODY'S)    (MM)     (% OF UPB)  (YEARS)(b)  WINDOW(a)
-------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
 X      AAAr/Aaa       $890.6(c)              9.205   02/99-06/28
 A1     AAA/Aaa         165.7     30.25%      5.014   02/99-06/07
 A2     AAA/Aaa         455.5     30.25       9.466   06/07-10/08
 B      AA/Aa2           42.3     25.50       9.744   10/08-10/08
 C      A/A2             44.5     20.50       9.744   10/08-10/08
 D      BBB/Baa2         57.9     14.00       9.819   10/08-11/08
 E      BBB-/Baa3        13.4     12.50       9.828   11/08-11/08
PRIVATELY OFFERED CLASSES (d)
-------------------------------------------------------------------
 F      BB/Ba2         $ 46.8      7.25%     10.223   11/08-08/10
 G      B/B2             28.9      4.00      12.659   08/10-04/13
 H      B-/B3             7.8      3.13      14.425   04/13-09/13
 J      UR               27.8      N/A       19.843   09/13-06/28
   TOTAL SECURITIES:   $890.6
-------------------------------------------------------------------
(a) All publicly offered classes except A1 subject to a cap equal to the weighted average Net Mortgage Rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans.
(b) Calculated at 0% CPR, no balloon extension and Hyperamortization Loans pay in full on Anticipated Repayment Dates.
(c)  Notional amount on interest only class.
(d)  Not offered hereby.


KEY FEATURES:
Lead Manager:               Goldman, Sachs & Co.
Co-Manager:                 Norwest Investment Services, Inc.
Mortgage Loan Sellers:      Goldman Sachs Mortgage Company (GSMC):
                                Archon Financial, L.P. ($168MM)
                                Central Park Capital, L.P. ($56MM)
                                Amresco Capital, L.P. ($363MM)(a)
                            Daiwa Finance Corp. ($168MM)
                            Daiwa Real Estate Finance Corp.($137MM)
Master Servicer:            GMAC Commercial Mortgage Corp.
Special Servicer:           Lennar Partners, Inc.
Trustee:                    LaSalle National Bank
Launch:                     Early January
Pricing:                    Early January
Closing:                    Mid January
Cut-Off Date:               January 10, 1999
Distribution Date:          18th of each month, or following business day
                            (commencing February 1999)
Payment Delay:              17 days
ERISA Eligible:             Classes A1, A2, and X are expected
                            to be ERISA eligible subject to
                            certain conditions for eligibility
SMMEA Eligible:             No Classes
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
Date:                       November 18, 2030
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes except
                            Class X: $10,000 & $1
                            Class X: $5,000,000 Notional Amount
                            & $1
Delivery:                   DTC for publicly traded certificates
(a) Amresco Capital Limited, Inc., will act as direct seller instead of GSMC for 5 loans with a balance of approximately $20.6 million.

================================================================================

COLLATERAL FACTS:
INITIAL POOL BALANCE:                             $890,585,907
NUMBER OF MORTGAGE LOANS:                                  304
NUMBER OF MORTGAGED PROPERTIES:                            317
AVERAGE CUT-OFF DATE BALANCE:                       $2,929,559
WEIGHTED AVERAGE CURRENT MORTGAGE RATE:                  7.20%
WEIGHTED AVERAGE U/W DSCR:                               1.44x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                 71.5%
WEIGHTED  AVERAGE  REMAINING TERM TO MATURITY            124.3
(MONTHS):
WEIGHTED AVERAGE REMAINING  AMORTIZATION TERM            319.6
(MONTHS):
WEIGHTED AVERAGE SEASONING (MONTHS):                         5
BALLOON LOANS AS % OF TOTAL:                             92.9%
TEN LARGEST LOANS AS % OF TOTAL:                         16.0%
------------------------------------------------------------------


TEN LARGEST LOANS:
  LOAN                       BALANCE   % BY UPB  DSCR   PROPERTY TYPE
---------------------------------------------------------------------
The Torpedo Factory       $ 20,007,359   2.25%   1.26x  Office
Whitehall Hotel             18,879,907   2.12    1.36   Lodging
Granada Apartments          18,745,566   2.10    1.30   Multifamily
Roswell Town Center         17,274,576   1.94    1.27   Retail
Salter Nursing Portfolio    11,886,833   1.33    1.45   Nursing Home
Goodings
  International Plaza       11,883,227   1.33    1.27   Retail
The Atrium Hotel            11,474,944   1.29    1.67   Lodging
Bruckner Nursing Home       11,379,636   1.28    1.80   Nursing Home
The Phillips Building       10,805,080   1.21    1.35   Office
Holiday Inn Select          10,359,122   1.16    1.45   Lodging
                          ------------ ------
 TOTAL/WEIGHTED AVERAGE   $142,696,249  16.02%   1.39x

---------------------------------------------------------------------

SELECTED LOAN DATA:
                           NUMBER OF        CUT-OFF DATE BALANCE
                          MORTGAGED         (AS OF JAN 10, 1999)
GEOGRAPHIC DISTRIBUTION   PROPERTIES   (MM)    % BY UPB  WTD. AVG. DSCR
-----------------------------------------------------------------------
TEXAS                        56      $115.8      13.01%      1.47x
CALIFORNIA                   32        93.3      10.47       1.44
FLORIDA                      21        70.1       7.87       1.37
NEW YORK                     23        65.0       7.29       1.58
ARIZONA                      13        57.3       6.44       1.42
OTHER                       172       489.1      54.92       1.43
                            ---      ------    -------
  TOTAL/WTD. AVG.           317      $890.6     100.00%      1.44x
----------------------------------------------------------------------

PROPERTY TYPE             PROPERTIES   (MM)    % BY UPB  WTD. AVG. DSCR
-----------------------------------------------------------------------
MULTIFAMILY                 144      $289.2      32.47%      1.43x
RETAIL                       67       213.7      24.00       1.42
OFFICE                       38       149.0      16.73       1.37
LODGING                      31       128.8      14.46       1.58
INDUSTRIAL                   28        75.0       8.42       1.39
HEALTHCARE                    7        29.6       3.33       1.72
SELF-STORAGE                  2         5.3       0.60       1.49
                         ------     --------  --------
  TOTAL/WTD. AVG.           317      $890.6     100.00%      1.44X
----------------------------------------------------------------------

PREPAYMENT RESTRICTIONS                (MM)   % BY UPB  WTD. AVG. DSCR
----------------------------------------------------------------------
LOCKOUT/DEFEASANCE                   $501.2      56.28%      1.47x
LOCKOUT/GREATER OF YM OR 1% (a)       385.2      43.26       1.41
LOCKOUT/DECLINING FEE                   3.2       0.36       1.32
LOCKOUT/OPEN                            0.9       0.11       1.69
                                   --------   --------
  TOTAL/WTD. AVG.                    $890.6     100.00%      1.44X
----------------------------------------------------------------------
(a) Includes 1 loan with the provision "Defeasance or Greater of YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

|X| For purposes of calculating principal distributions of the Certificates:

    -- Available principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H, J certificates.

    -- In case the principal balance of J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

|X| Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.


|X| Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A2, and X Certificates will be of equal priority.


|X| All classes will pay interest on a 30/360 basis.


|X| Principal Losses will be allocated in reverse  alphabetical order to Class
    J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.


|X| The Master Servicer will cover net prepayment interest shortfalls, for any month up to the portion of the Master Servicing Fee equal to 4 basis points per annum on the principal balance of the loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.


|X| Shortfalls   resulting   from  Master   Servicer   and  Special   Servicer
    modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

|X| A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

         -----------------------------------------------------------------------
          Prepayment                  (Pass-Through Rate - Discount Rate)
          Premium Allocation     =    -------------------------------------
          Percentage                  (Mortgage Rate - Discount Rate)
         -----------------------------------------------------------------------

|X| The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

|X| In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example

  Discount Rate Fraction Methodology:
  Mortgage Rate                            =  8%
  Bond Class Rate                          =  6%
  Treasury Rate                            =  5%
  % of Principal Distributed to Class      =  100%

BOND CLASS ALLOCATION               CLASS X ALLOCATION
--------------------------------------------------------------------------------

     6% - 5% x 100%   =   33 1/3%   Receives excess premiums = 66 2/3% thereof
     -------
     8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

--------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          PREPAYMENT LOCK-OUT/ PREPAYMENT PREMIUM ANALYSIS / DEFEASANCE
        PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO
                         PREPAYMENT OF PRINCIPAL (a)(b)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT            JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY    JANUARY
RESTRICTIONS            1999      2000      2001      2002      2003      2004      2005      2006      2007      2008      2009
------------------------------------------------------------------------------------------------------------------------------------
Locked Out             100.00%   100.00%    98.88%    38.73%     5.71%     3.56%     2.64%     2.09%     2.04%      1.81%     7.89%
Defeasance               0.00      0.00      0.00     55.26     55.29     56.07     54.28     54.49     54.49      44.09     31.97
Yield Maintenance        0.00      0.00      1.12      5.55     37.88     39.91     40.81     42.93     42.98      30.55     49.35
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL               100.00%   100.00%   100.00%    99.54%    98.88%    99.54%    97.73%    99.51%    99.51%     76.45%    89.21%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.36      0.35      0.36      0.00      0.00      0.00       0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.36      0.00      0.00       0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37      0.00       0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.37       0.00      0.00
1.00 - 1.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00     10.80

Open                     0.00%     0.00%     0.00%     0.11%     0.77%     0.11%     1.91%     0.11%     0.11%     23.54%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%
UPB ($MM)              890.59    879.21    867.15    854.01    839.87    819.22    803.12    750.14    732.18     694.74     78.12
% of UPB               100.00%    98.72%    97.37%    95.89%    94.30%    91.99%    90.18%    84.23%    82.21%     78.01%     8.77%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT            JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY    JANUARY
RESTRICTIONS            2010      2011      2012      2013      2014      2015      2016      2017      2018      2019      2020
------------------------------------------------------------------------------------------------------------------------------------
Locked Out               7.95%    10.92%    11.20%    11.55%     9.64%    10.22%    11.01%    12.06%    13.50%     12.66%    13.31%
Defeasance              31.39     33.81     32.84     12.61     14.92     14.27     13.40     12.11      9.17       8.97      8.29
Yield Maintenance       40.78     39.56     32.55     27.92     35.42     33.36     30.56     26.90     19.63       5.64      5.34
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                80.12%    84.29%    76.59%    52.08%    59.98%    57.85%    54.97%    51.07%    42.30%     27.27%    26.94%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00       0.00      0.00
1.00 - 1.99%            11.13     15.71     23.41     24.97     40.02     42.15     45.03     48.93     54.24      72.72     73.06

Open                     8.75%     0.00%     0.00%    22.96%     0.00%     0.00%     0.00%     0.00%     3.46%      0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%    100.00%   100.00%
UPB ($MM)               73.85     50.86     46.52     41.86     24.95     22.49     19.85     17.08     14.26       9.72      8.69
% of UPB                 8.29%     5.71%     5.22%     4.70%     2.80%     2.53%     2.23%     1.92%     1.60%      1.09%     0.98%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT            JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY   JANUARY
RESTRICTIONS            2021      2022      2023      2024      2025      2026      2027      2028
------------------------------------------------------------------------------------------------------------------------------------
Locked Out              14.19%    15.46%    17.48%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance               7.34      5.95      0.00      0.00      0.00      0.00      0.00      0.00
Yield Maintenance        4.91      4.27      0.00     20.87     22.07     24.13     28.61      0.00
------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL                26.44%    25.68%    17.48%    20.87%    22.07%    24.13%    28.61%     0.00%

% Premiums
5.00 - 5.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
4.00 - 4.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
3.00 - 3.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
2.00 - 2.99%             0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
1.00 - 1.99%            73.56     74.32     69.61     79.13     77.93     75.87     71.39      0.00

Open                     0.00%     0.00%    12.91%     0.00%     0.00%     0.00%     0.00%   100.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
UPB ($MM)                7.58      6.39      5.10      3.78      3.07      2.30      1.48      0.60
% of UPB                 0.85%     0.72%     0.57%     0.42%     0.34%     0.26%     0.17%     0.07%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Table calculated using modeling assumptions.
(b)  Differences in totals may exist due to rounding.

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
              AND PENALTY PERIOD, THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
            0% CPR        25% CPR        50% CPR       75% CPR      100% PP*
--------------------------------------------------------------------------------
 X            9.20          9.18           9.14          9.10          8.87
 A1           5.01          4.99           4.97          4.95          4.88
 A2           9.47          9.42           9.37          9.30          9.02
 B            9.74          9.74           9.74          9.74          9.37
 C            9.74          9.74           9.74          9.74          9.49
 D            9.82          9.81           9.79          9.77          9.54
 E            9.83          9.83           9.83          9.83          9.58
 F           10.22         10.21          10.20         10.18         10.00
 G           12.66         12.64          12.61         12.57         12.37
 H           14.42         14.40          14.38         14.34         14.02
 J           19.84         19.84          19.83         19.82         19.74
 -------------------------------------------------------------------------------
*"PP" means 100% of each loan prepays when it becomes freely prepayable.

--------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------


                                                                                                              WEIGHTED
                                                        PERCENTAGE                                             AVERAGE    WEIGHTED
                                                            OF                      WEIGHTED     WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE      AVERAGE      AVERAGE      AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF    CUT-OFF DATE  UNDERWRITTEN   MORTGAGE     MATURITY     DATE LTV
 BALANCES                     LOANS        BALANCE     DATE BALANCE    BALANCE        DSCR         RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
$   500,000 -   999,999           82     $ 60,172,426         6.76%  $   733,810       1.48x        7.76%         128.3       68.57%
  1,000,000 - 1,999,999           76      111,643,664        12.54     1,468,996       1.46         7.31          142.2       71.08
  2,000,000 - 2,999,999           51      128,032,363        14.38     2,510,438       1.52         7.12          122.4       70.45
  3,000,000 - 3,999,999           29      102,601,264        11.52     3,537,975       1.43         7.21          120.4       70.61
  4,000,000 - 4,999,999           19       86,392,906         9.70     4,546,995       1.38         7.08          126.0       71.08
  5,000,000 - 5,999,999           15       83,039,184         9.32     5,535,946       1.49         7.04          107.8       72.67
  6,000,000 - 6,999,999            5       32,794,403         3.68     6,558,881       1.42         6.96          116.0       74.24
  7,000,000 - 7,999,999            7       54,225,944         6.09     7,746,563       1.42         7.04          118.9       74.63
  8,000,000 - 8,999,999            6       50,791,123         5.70     8,465,187       1.45         6.86          116.5       74.51
  9,000,000 - 9,999,999            4       38,196,381         4.29     9,549,095       1.40         6.73          168.1       74.49
 10,000,000 - 11,999,999           6       67,788,843         7.61    11,298,140       1.50         7.55          124.7       68.18
 17,000,000 - 19,999,999           3       54,900,048         6.16    18,300,016       1.31         7.51          109.8       71.33
 20,000,000 - 24,999,999           1       20,007,359         2.25    20,007,359       1.26         7.22          110.0       74.38
                                 ---     ------------       -------
  TOTAL/WTD. AVG.                304     $890,585,907       100.00%  $ 2,929,559       1.44X        7.20%         124.3       71.46%
                                 ===     ============       ======

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                     PERCENTAGE                    WEIGHTED     WEIGHTED     REMAINING     AVERAGE
                       NUMBER OF                    OF AGGREGATE     AVERAGE        AVERAGE     AVERAGE       TERM TO      CUT-OFF
                       MORTGAGED    CUT-OFF DATE    CUT-OFF DATE     CUT-OFF     UNDERWRITTEN   MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES       BALANCE         BALANCE     DATE BALANCE      DSCR          RATE        (MOS)        RATIO
--------------------- ------------ ---------------- -------------- ------------- -------------- ----------- ------------ -----------
Texas                      56       $115,832,720        13.01%      $2,068,441        1.47x        7.16%       116.6        73.03%
California                 32         93,268,451        10.47        2,914,639        1.44         7.24        124.5        68.30
Florida                    21         70,095,478         7.87        3,337,880        1.37         7.27        126.2        71.75
New York                   23         64,964,839         7.29        2,824,558        1.58         7.50        124.9        69.13
Arizona                    13         57,330,008         6.44        4,410,001        1.42         7.00        114.1        74.62
Georgia                    12         46,625,164         5.24        3,885,430        1.44         7.46        128.5        73.52
Washington                 10         44,268,684         4.97        4,426,868        1.39         7.03        117.6        70.68
Massachusetts              14         36,701,118         4.12        2,621,508        1.46         7.27        115.9        68.30
Illinois                    6         34,015,000         3.82        5,669,167        1.39         7.38        124.2        68.09
Maryland                   10         33,607,473         3.77        3,360,747        1.45         7.11        117.8        70.99
Pennsylvania               14         31,893,366         3.58        2,278,098        1.33         7.24        120.1        75.99
Tennessee                   6         30,991,018         3.48        5,165,170        1.54         6.76        117.0        75.41
New Jersey                 14         30,435,474         3.42        2,173,962        1.40         7.05        207.8        72.15
Virginia                    4         24,458,888         2.75        6,114,722        1.27         7.18        111.1        74.03
Nevada                      9         21,853,511         2.45        2,428,168        1.38         7.11        134.8        71.37
Colorado                    7         19,128,161         2.15        2,732,594        1.41         6.96        116.3        70.96
Wisconsin                   4         18,014,985         2.02        4,503,746        1.39         7.12        108.8        73.79
Oklahoma                    5         15,096,519         1.70        3,019,304        1.30         7.15        120.2        76.59
Kentucky                    7         13,729,821         1.54        1,961,403        1.36         7.45        115.1        73.48
Ohio                        7         13,071,839         1.47        1,867,406        1.37         7.14        107.9        72.83
North Carolina              4         10,921,114         1.23        2,730,279        1.50         7.42        116.8        70.27
Mississippi                 4          8,926,327         1.00        2,231,582        2.28         7.47        191.8        59.35
Missouri                    6          6,662,940         0.75        1,110,490        1.38         7.29        147.4        74.24
Oregon                      4          6,634,457         0.74        1,658,614        1.58         7.24        137.4        53.98
Idaho                       2          6,428,307         0.72        3,214,154        1.30         6.47        117.0        71.79
Connecticut                 3          6,291,702         0.71        2,097,234        1.44         7.52        116.0        68.12
Michigan                    3          4,993,127         0.56        1,664,376        1.55         7.05        116.8        67.20
Utah                        3          4,051,863         0.45        1,350,621        1.33         7.74        114.5        71.90
Maine                       1          3,477,937         0.39        3,477,937        1.35         6.94        115.0        72.46
Indiana                     4          2,795,597         0.31          698,899        1.36         7.12        116.6        76.61
South Carolina              1          2,694,387         0.30        2,694,387        1.78         7.50        118.0        56.13
Louisiana                   2          2,345,985         0.26        1,172,992        1.72         7.19        167.0        73.14
New Mexico                  1          2,193,040         0.25        2,193,040        2.72         7.27        117.0        73.10
West Virginia               1          1,637,348         0.18        1,637,348        1.39         7.88        112.0        71.19
Rhode Island                1          1,364,770         0.15        1,364,770        1.50         6.28        117.0        68.24
Alabama                     1          1,356,840         0.15        1,356,840        1.58         6.57        117.0        79.81
Kansas                      1          1,307,700         0.15        1,307,700        1.46         8.10        234.0        74.30
Alaska                      1          1,119,948         0.13        1,119,948        1.33         7.12        116.0        74.66
                          ---       -------------      ------
TOTAL/WTD. AVG.           317       $890,585,907       100.00%      $2,809,419        1.44x        7.20%       124.3        71.46%
                          ===       ============       ======

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

              [GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS
                   ON A MAP OF THE UNITED STATES AS FOLLOWS:

STATE               PERCENTAGE
-----               ----------

WA                       4.97%
OR                       0.74%
ID                       0.72%
CA                      10.47%
NV                       2.45%
UT                       0.45%
AZ                       6.44%
AK                       0.13%
CO                       2.15%
NM                       0.25%
KS                       0.15%
OK                       1.70%
TX                      13.01%
MO                       0.75%
LA                       0.26%
WI                       2.02%
IL                       3.82%
MS                       1.00%
MI                       0.56%
IN                       0.31%
KY                       1.54%
TN                       3.48%
AL                       0.15%
WV                       0.18%
OH                       1.47%
GA                       5.24%
FL                       7.87%
SC                       0.30%
NC                       1.23%
VA                       2.75%
MD                       3.77%
PA                       3.58%
NJ                       3.42%
NY                       7.29%
ME                       0.39%
MA                       4.12%
RI                       0.15%
CT                       0.71%]

 [GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

STATE                    PERCENTAGE
-----                    ----------

Georgia                  5.24%
Arizona                  6.44%
New York                 7.29%
Washington               4.97%
Other                   44.71%
Florida                  7.87%
California              10.47%
Texas                   13.01%]

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

 [GRAPHIC OMITTED INDICATING PROPERTY CONCENTRATIONS ON A PIE CHART AS FOLLOWS:

Healthcare          3.33%
Self-Storage        0.60%
Industrial          8.42%
Lodging            14.46%
Office             16.73%
Retail             24.00%
Multifamily        32.47%]


                                                                                                            WEIGHTED
                                                                                                             AVERAGE    WEIGHTED
                                                   PERCENTAGE                     WEIGHTED      WEIGHTED    REMAINING   AVERAGE
                      NUMBER OF                   OF AGGREGATE      AVERAGE        AVERAGE      AVERAGE      TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   UNDERWRITTEN    MORTGAGE    MATURITY    DATE LTV
 PROPERTY TYPE        PROPERTIES     BALANCE         BALANCE        BALANCE         DSCR          RATE        (mos)      RATIO
--------------------------------------------------------------------------------------------------------------------------------
 Multifamily              144     $289,156,086         32.47%     $2,008,028          1.43x       7.21%       132.3      73.78%
 Retail                    67      213,697,597         24.00       3,189,516          1.42        7.02        124.0      74.72
 Office                    38      148,989,033         16.73       3,920,764          1.37        7.20        115.1      71.09
 Lodging                   31      128,792,046         14.46       4,154,582          1.58        7.45        125.4      66.90
 Industrial                28       74,980,587          8.42       2,677,878          1.39        7.00        114.3      73.36
 Healthcare                 7       29,648,648          3.33       4,235,521          1.72        7.95        115.5      66.75
 Self-Storage               2        5,321,909          0.60       2,660,955          1.49        7.03        126.7      66.73
                          ---     ------------        ------
 TOTAL/WTD. AVG.          317     $890,585,907        100.00%     $2,809,419          1.44x       7.20%       124.3      71.46%
                          ===     ============        ======
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF ANNUALIZED DEBT SERVICE COVERAGE RATIOS (NCF)
--------------------------------------------------------------------------------


                                                                                                             WEIGHTED
                                                                                                             AVERAGE     WEIGHTED
                                                  PERCENTAGE OF                   WEIGHTED                  REMAINING    AVERAGE
 RANGE OF DEBT       NUMBER OF                      AGGREGATE                     AVERAGE      WEIGHTED      TERM TO   CUT-OFF DATE
 SERVICE COVERAGE     MORTGAGE    CUT-OFF DATE    CUT-OFF DATE  AVERAGE CUT-OFF UNDERWRITTEN    AVERAGE      MATURITY       LTV
 RATIOS                LOANS         BALANCE         BALANCE     DATE BALANCE       DSCR     MORTGAGE RATE    (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
 1.00 - 1.10x(a)          4     $  5,632,391          0.63%       $1,408,098        1.04x        6.37%        189.9        90.82%
 1.11 - 1.20              5       12,711,340          1.43         2,542,268        1.17         7.09         146.3        68.97
 1.21 - 1.30             41      162,512,586         18.25         3,963,722        1.27         7.32         121.9        74.24
 1.31 - 1.40            114      294,141,767         33.03         2,580,191        1.36         7.21         126.6        71.98
 1.41 - 1.50             61      212,291,966         23.84         3,480,196        1.45         7.15         115.3        71.95
 1.51 - 1.60             34      101,245,136         11.37         2,977,798        1.55         7.04         127.7        70.64
 1.61 - 1.70             17       37,446,223          4.20         2,202,719        1.66         7.28         129.7        65.37
 1.71 - 1.80              9       29,023,620          3.26         3,224,847        1.78         7.45         121.6        73.46
 1.81 - 1.90              3        5,160,364          0.58         1,720,121        1.87         7.39         245.4        71.12
 1.91 - 2.00              6        9,467,783          1.06         1,577,964        1.94         7.29         124.3        63.27
 2.01 - 2.10              2        3,766,988          0.42         1,883,494        2.04         8.45         117.6        64.99
 2.11 - 2.20              2        2,918,407          0.33         1,459,204        2.20         7.83         132.1        43.80
 2.21 - 2.30              1        1,985,429          0.22         1,985,429        2.21         7.50         113.0        43.07
 2.51 - 5.41              5       12,281,906          1.38         2,456,381        2.78         6.63         117.1        47.50
                        ---     ------------        ------
 TOTAL/WTD. AVG.        304     $890,585,907        100.00%       $2,929,559        1.44x        7.20%        124.3        71.46%
                        ===     ============        ======

------------------------------------------------------------------------------------------------------------------------------------

(a) There are four credit-tenant loans in the pool included in this range.





--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------


                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE                     WEIGHTED      WEIGHTED   REMAINING    AVERAGE
                         NUMBER OF                   OF AGGREGATE      AVERAGE        AVERAGE      AVERAGE    TERM TO      CUT-OFF
 RANGE OF CUT-OFF DATE   MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   UNDERWRITTEN    MORTGAGE    MATURITY   DATE LTV
 LOAN TO VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE     (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
 15.1 -  30.0                 1      $    598,989         0.07%     $  598,989          5.41x        8.57%       118.0      17.62%
 30.1 -  50.0                 9        16,296,287         1.83       1,810,699          2.16         6.95        152.4      41.79
 50.1 -  60.0                15        52,916,836         5.94       3,527,789          1.59         7.42        117.8      57.82
 60.1 -  65.0                29        85,630,418         9.62       2,952,773          1.46         7.48        117.5      63.18
 65.1 -  70.0                60       137,760,490        15.47       2,296,008          1.46         7.33        123.3      67.85
 70.1 -  75.0               113       323,050,311        36.27       2,858,852          1.39         7.26        125.6      73.09
 75.1 -  80.0                67       242,940,017        27.28       3,625,970          1.41         6.98        124.7      77.96
 80.1 -  85.0(a)              7        26,940,783         3.03       3,848,683          1.47         6.81        116.9      80.49
 85.1 -  90.0(a)              1         1,561,882         0.18       1,561,882          1.06         6.35        180.0      89.76
 90.1 -  95.0(a)              1         1,348,733         0.15       1,348,733          1.01         6.35        168.0      91.44
 95.1 - 100.0(a)              1         1,541,161         0.17       1,541,161          1.06         6.41        236.0      96.32
                            ---      ------------       ------
 TOTAL/WTD. AVG.            304      $890,585,907       100.00%     $2,929,559          1.44x        7.20%       124.3      71.46%
                            ===      ============       ======

------------------------------------------------------------------------------------------------------------------------------------

(a) There are four credit-tenant loans in this pool of which some are included in this range.

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------


                                                                                                             WEIGHTED
                                                                                                              AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                  WEIGHTED     WEIGHTED     REMAINING     AVERAGE
                        NUMBER OF                     AGGREGATE       AVERAGE       AVERAGE      AVERAGE      TERM TO      CUT-OFF
  RANGE OF               MORTGAGE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE  UNDERWRITTEN   MORTGAGE     MATURITY      DATE LTV
  MORTGAGE RATES          LOANS         BALANCE        BALANCE        BALANCE        DSCR         RATE         (MOS)        RATIO
 -----------------------------------------------------------------------------------------------------------------------------------
   5.7500 - 6.0000%          4      $ 13,251,740          1.49%      $3,312,935       1.93x        5.83%       109.8         58.62%
   6.0001 - 6.2500           2         4,222,799          0.47        2,111,399       1.61         6.16        117.0         73.06
   6.2501 - 6.5000           9        35,617,449          4.00        3,957,494       1.38         6.41        128.3         73.42
   6.5001 - 6.7500          27       101,069,475         11.35        3,743,314       1.45         6.64        118.5         75.72
   6.7501 - 7.0000          64       220,378,475         24.75        3,443,414       1.41         6.89        127.6         74.33
   7.0001 - 7.2500          41       159,066,299         17.86        3,879,666       1.43         7.15        118.7         70.47
   7.2501 - 7.5000          45       133,586,366         15.00        2,968,586       1.46         7.38        135.2         70.60
   7.5001 - 7.7500          35        85,096,000          9.56        2,431,314       1.41         7.67        116.4         68.44
   7.7501 - 8.0000          36        77,088,293          8.66        2,141,341       1.42         7.90        118.7         67.93
   8.0001 - 8.2500          24        29,370,225          3.30        1,223,759       1.42         8.18        142.1         68.73
   8.2501 - 8.5000           9        20,294,424          2.28        2,254,936       1.60         8.35        126.1         73.19
   8.5001 - 8.7500           7        10,948,337          1.23        1,564,048       1.84         8.60        119.4         60.16
   9.2501 - 9.5000           1           596,025          0.07          596,025       1.28         9.25        111.0         69.31
                           ---      ------------        ------
  TOTAL/WTD. AVG.          304      $890,585,907        100.00%      $2,929,559       1.44x        7.20%       124.3         71.46%
                           ===      ============        ======

 -----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  DISTRIBUTION OF REMAINING AMORTIZATION TERMS
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                                                                                AVERAGE    WEIGHTED
                                                  PERCENTAGE OF                    WEIGHTED      WEIGHTED      REMAINING   AVERAGE
                      NUMBER OF                     AGGREGATE       AVERAGE        AVERAGE        AVERAGE       TERM TO    CUT-OFF
 RANGE OF              MORTGAGE    CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE   UNDERWRITTEN  MORTGAGE RATE   MATURITY    DATE LTV
 AMORTIZATION TERMS     LOANS        BALANCE         BALANCE        BALANCE         DSCR                        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
 151 - 170 months           3      $  7,129,922        0.80%        $2,376,641        1.16x         7.00%         169.3       78.01%
 171 - 190 months           9        11,370,432        1.28          1,263,381        1.45          7.10          169.4       62.06
 191 - 210 months           1         1,880,881        0.21          1,880,881        1.17          6.90           80.0       78.37
 211 - 230 months           2         2,980,109        0.33          1,490,055        1.34          7.20          215.6       71.72
 231 - 250 months          23        41,452,034        4.65          1,802,262        1.58          7.28          169.7       67.36
 251 - 270 months           5        25,657,537        2.88          5,131,507        1.45          7.93          110.7       62.65
 271 - 290 months          14        35,841,185        4.02          2,560,085        1.49          7.45          137.3       70.00
 291 - 310 months         132       301,415,775       33.84          2,283,453        1.49          7.39          120.4       69.10
 331 - 360 months         115       462,858,033       51.97          4,024,852        1.40          7.02          120.3       74.06
                          ---      ------------      ------
 TOTAL/WTD. AVG.          304      $890,585,907      100.00%        $2,929,559        1.44x         7.20%         124.3       71.46%
                          ===      ============      ======

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                      WEIGHTED    WEIGHTED     REMAINING     AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       AVERAGE     AVERAGE      TERM TO     CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE  UNDERWRITTEN  MORTGAGE     MATURITY    DATE LTV
 TO MATURITY                  LOANS         BALANCE      DATE BALANCE    BALANCE        DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
  60 -  83 months                  1      $  5,926,346         0.67%     $5,926,346       1.44x        7.42%        49.0      77.98%
  84 - 120 months                255       772,660,454        86.76       3,030,041       1.44         7.20        113.2      71.37
 121 - 180 months                 25        64,298,362         7.22       2,571,934       1.43         7.15        156.1      71.38
 181 - 240 months                 16        27,569,563         3.10       1,723,098       1.40         7.34        230.6      72.72
 241 - 360 months                  7        20,131,183         2.26       2,875,883       1.50         7.25        327.0      71.30
                                 ---      ------------       ------
 TOTAL/WTD. AVG.                 304      $890,585,907       100.00%     $2,929,559       1.44x        7.20%       124.3      71.46%
                                 ===      ============       ======

------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                      WEIGHTED    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE      AVERAGE      AVERAGE      TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS   MORTGAGE     CUT-OFF DATE      CUT-OFF    CUT-OFF DATE  UNDERWRITTEN  MORTGAGE     MATURITY    DATE LTV
 TO MATURITY                  LOANS         BALANCE      DATE BALANCE    BALANCE        DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
  49 -  50 months                 1      $  5,926,346         0.67%    $5,926,346        1.44x        7.42%        49.0       77.98%
  71 -  90 months                11        40,011,713         4.49      3,637,428        1.40         6.92         79.0       74.51
  91 - 110 months                17        77,573,579         8.71      4,563,152        1.33         7.53        108.7       71.23
 111 - 120 months               229       660,149,530        74.13      2,882,749        1.47         7.18        115.8       71.05
 131 - 150 months                 6        23,055,679         2.59      3,842,613        1.33         6.98        139.0       77.27
 151 - 170 months                 3         7,129,922         0.80      2,376,641        1.16         7.00        169.3       78.01
 171 - 190 months                15        30,600,276         3.44      2,040,018        1.37         7.22        173.5       69.66
 211 - 230 months                 2         2,980,109         0.33      1,490,055        1.34         7.20        215.6       71.72
 231 - 250 months                13        23,027,571         2.59      1,771,352        1.43         7.43        236.0       71.70
 271 - 353 months                 7        20,131,183         2.26      2,875,883        1.50         7.25        327.0       71.30
                                ---      ------------       ------
 TOTAL/WTD. AVG.                304      $890,585,907       100.00%    $2,929,559        1.44x        7.20%       124.3       71.46%
                                ===      ============       ======


------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------


                                                                                                                 WEIGHTED
                                                                                                                  AVERAGE   WEIGHTED
                                                          PERCENTAGE                    WEIGHTED    WEIGHTED     REMAINING  AVERAGE
                            NUMBER OF                         OF           AVERAGE      AVERAGE      AVERAGE      TERM TO   CUT-OFF
                            MORTGAGE     CUT-OFF DATE     AGGREGATE     CUT-OFF DATE  UNDERWRITTEN  MORTGAGE     MATURITY   DATE LTV
 AMORTIZATION TYPE            LOANS         BALANCE      CUT-OFF DATE      BALANCE       DSCR         RATE         (MOS)      RATIO
                                                           BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 Balloon                        270      $827,155,616        92.88%      $3,063,539      1.45x        7.20%        115.6      71.57%
 Fully Amortizing                32        59,114,989         6.64        1,847,343      1.41         7.24         247.4      70.70
 Hyperamortizing                  2         4,315,302         0.48        2,157,651      1.56         7.32         117.6      60.42
                                ---      ------------       ------
 TOTAL/WTD. AVG.                304      $890,585,907       100.00%      $2,929,559      1.44x        7.20%        124.3      71.46%
                                ===      ============       ======


------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------


                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                        PERCENTAGE OF                  WEIGHTED    WEIGHTED   REMAINING     AVERAGE
                             NUMBER OF                    AGGREGATE       AVERAGE      AVERAGE     AVERAGE     TERM TO      CUT-OFF
                             MORTGAGE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE  UNDERWRITTEN  MORTGAGE    MATURITY    DATE LTV
 PREPAYMENT PROVISION          LOANS        BALANCE        BALANCE        BALANCE        DSCR        RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
 Lockout/Defeasance              131     $501,235,736      56.28%     $3,826,227        1.47x        7.28%       117.0      71.47%
 Lockout/Greater of YM or 1%(a)  171      385,227,366      43.26       2,252,792        1.41         7.11        133.9      71.46
 Lockout/Declining Fee             1        3,179,729       0.36       3,179,729        1.32         7.31        114.0      75.71
 Lockout/Open                      1          943,077       0.11         943,077        1.69         8.13        112.0      52.39
                                 ---     ------------     ------
 TOTAL/WTD. AVG.                 304     $890,585,907     100.00%     $2,929,559        1.44x        7.20%       124.3      71.46%
                                 ===     ============     ======


------------------------------------------------------------------------------------------------------------------------------------

(a) Includes 1 loan with the provision "Defeasance or Greater or YM or 1%" and 3 loans with the provision "Greater of YM or Declining Fee."

--------------------------------------------------------------------------------
                        DISTRIBUTION OF ORIGINATION YEARS
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                      WEIGHTED    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE      AVERAGE      AVERAGE      TERM TO    CUT-OFF
                            MORTGAGE     CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE  UNDERWRITTEN  MORTGAGE     MATURITY    DATE LTV
 ORIGINATION YEAR             LOANS         BALANCE        BALANCE      BALANCE        DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
 1998                           303       $887,444,308       99.65%    $2,928,859      1.44x       7.20%        124.4       71.50%
 1997                             1          3,141,599        0.35      3,141,599      1.49        8.62         105.0       60.77
                                ---       ------------      ------
 TOTAL/WTD. AVG.                304       $890,585,907      100.00%    $2,929,559      1.44x       7.20%        124.3       71.46%
                                ===       ============      ======


------------------------------------------------------------------------------------------------------------------------------------